Exhibit 99.1

Dialogic Inc. Reports First Quarter 2011 Financial Results

Order book to bill greater than one for the quarter

Record backlog at the end of Q1 2011

Reaffirms full year business outlook

May 10, 2011, SAN JOSE, Calif.—(BUSINESS WIRE)—Dialogic Inc. (NASDAQ:DLGC), a leading provider of communications technologies that power advanced networks, today announced first quarter financial results for the period ending March 31, 2011.

“We have now completed two quarters as a merged business and are very confident in how we have positioned our company for the future”, said Nick Jensen, Dialogic’s Chairman and Chief Executive Officer. “Several large deals that had already been booked or got booked during the quarter were not recognized as revenue in Q1. We continue to see good acceptance in the market place for our technology platforms and we expect a significant increase in our second quarter revenue. We are also encouraged by the fact that our book to bill ratio exceeded one for a second consecutive quarter and our backlog reached record levels.”

Financial Results

As reflected below in the reconciliation of the Q1 2011 Statement of Operations to Adjusted EBITDA, on a non-GAAP basis, Dialogic achieved the following financial results for Q1 2011 as compared to the results of Q4 2010:

•	Revenue of $45.9 million, as compared to $57.4 million

•	Gross Margin of 63%, as compared to 63%

•	Operating Expenses of $35.0 million, as compared to $35.2 million

•	Adjusted EBITDA of $(6.1) million, as compared to $1.2 million

On a GAAP basis for Q1 2011 as compared to Q4 2010, results were: revenue of $44.9 million, as compared to $55.5 million; gross margins of 57%, as compared to 54%; operating expenses of $42.6 million, as compared to $49.8 million and net loss attributable to common shareholders of $21.3 million or $0.68 per share, as compared to $23.0 million or $0.74 per share.

“Two of the key drivers for the merger were expansion of market opportunities and reduction of operating cost for the combined company and we are seeing these drivers emerge”, said Jensen. “During the first quarter of 2011 we have been introduced to significant market opportunities where carriers required a supplier of our post-merger scale. With respect to operating costs, we anticipate achieving a normalized non-GAAP operating expense rate of $120 million on an annualized basis by the third quarter 2011.”

Recent Highlights

Thus far in 2011, Dialogic has launched a number of new products, demonstrated success in new market segments and entered into substantial new customer contracts including:

•

Dialogic continued to aggressively market its technology solutions to mobile carriers, particularly in the emerging markets. In Q1 we closed business with a significant number of mobile carriers in India, China, Brazil and Russia, extending our momentum and market share in these key regions.

•

Dialogic launched its Mobile Backhaul solution, Dialogic® I-Gate® 4000 Session Bandwidth Optimizer Mobile Backhaul (SBO MB), that provides significant bandwidth and operating cost saving for mobile carriers and the platform was trialed and endorsed by Telefonica.

•	Dialogic launched the Dialogic® BorderNet™ family of session border controllers that address both the carrier and enterprise SIP trunking market.

•

Dialogic won what it believes to be the largest video gateway contract ever awarded. This contract is with Aircel in India, through Nokia Siemens Networks. Aircel will be using the Dialogic ®Vision™ 1000 Video Gateway for its 3G video calling platform to offer advanced mobile services.

•

Epsilon, a global connectivity solutions provider, deployed the Dialogic® ControlSwitchTM System to replace Epsilon’s existing softswitch platform. Epsilon chose Dialogic because of its ability to provide native support for both TDM and IP traffic via the ControlSwitch System, as well as Dialogic’s strong leadership and expertise within the IP communications market. Using Dialogic’s softswitch solution, Epsilon’s carrier customers can seamlessly migrate from TDM to IP while reducing both CAPEX and OPEX.

Reaffirms Business Outlook for 2011

Today Dialogic reaffirmed its 2011 Business Outlook that was originally issued on February 28, 2011.

Item	Reaffirmed Business Outlook
Non-GAAP	Originally Issued 2/28/11
Revenue	$220 - $230 Million
Adjusted Gross Margin	63% - 67%
Adjusted EBITDA Margin	Greater than 10%

“We made significant progress this quarter and we are encouraged that our vision is on-track and delivering early results” said Jensen. “Our solutions are being implemented in the core and edge of some of the largest mobile networks in the world. During the first quarter of 2011, we created four business units organized by market segment to enhance our ability to deliver solutions to those market segments more quickly and efficiently. We believe that our backlog is demonstrating that we are well positioned in key growth markets around the globe”.

DIALOGIC INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share and per share amounts)

	March 31, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$20,382	$24,559
Restricted cash	1,607	650
Accounts receivable, net	50,262	57,931
Inventories	28,014	27,102
Prepaid expenses	6,581	5,703
Other current assets	3,058	7,695
Deferred tax assets	—	—

Total current assets	109,904	123,640

Property and equipment, net	9,687	10,262
Intangible assets, net	43,451	46,904
Goodwill	31,223	31,614
Deferred debt issuance costs, net	3,047	3,307
Other assets	1,513	1,393

Total assets	$198,825	$217,120

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank indebtedness	$12,981	$12,783
Accounts payable	18,931	23,552
Accrued liabilities	24,513	23,765
Deferred revenue	19,293	17,209
Income tax payable	2,226	2,010
Short-term debt, related parties	89,875	—
Interest payable on long-term debt	2,921	2,953

Total current liabilities	170,740	82,272

Long-Term liabilities:
Long-term debt, related parties	4,134	93,811
Restructuring	3,049	—
Income taxes payable	2,460	2,416
Deferred revenue	2,654	2,423

Total liabilities	183,037	180,922

Commitments and contingencies
Stockholders’ equity:
Common shares and additional paid-in capital	219,621	218,783
Accumulated other comprehensive loss	(22,040)	(22,071)
Accumulated deficit	(181,793)	(160,514)

Total stockholders’ equity	15,788	36,198

Total liabilities and stockholders’ equity	$198,825	$217,120

DIALOGIC INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share data, unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2011	2010	2010
Revenues:
Products	$36,210	$47,398	$38,556
Services	8,654	8,053	2,900

Total revenues	44,864	55,451	41,456

Cost of Revenues:
Products	13,943	21,026	12,907
Services	5,350	4,746	2,279

Total cost of revenues	19,293	25,772	15,186

Gross profit	25,571	29,679	26,270

Operating Expenses:
Research and development, net	14,790	15,411	10,064
Sales and marketing	14,879	18,083	11,275
General and administrative	8,970	10,356	5,675
Acquisition costs	—	4,500	384
Restructuring charges	3,985	1,498	—

Total operating expenses	42,624	49,848	27,398

Loss from operations	(17,053)	(20,169)	(1,128)
Interest and other income (expense)	(24)	(63)	518
Interest expense, related party	(3,568)	(3,482)	(4,096)
Foreign exchange losses, net	(132)	(204)	(78)

Loss before income taxes	(20,777)	(23,918)	(4,784)
Income taxes provision (benefit)	502	(911)	129

Net loss	$(21,279)	$(23,007)	$(4,913)

Net loss per share - basic and diluted	$(0.68)	$(0.74)	$(0.64)

Weighted-average shares outstanding used in computing net loss per share — basic and diluted:	31,219	31,113	7,653

DIALOGIC INC.

Reconciliation of Condensed Consolidated Statement of Operations Loss to Adjusted EBITDA results

(In thousands, except per share data, unaudited)

	Three Months Ended March 31, 2011
	Statement of Operations	Adjustments		Adjusted EBITDA
Revenues:
Products	$36,210	$159	B	$36,369
Services	8,654	871	B	9,525

Total revenues	44,864	1,030		45,894

Cost of Revenues:
Products	13,943	(2,300)	A,B,C	11,643
Services	5,350	—		5,350

Total cost of revenues	19,293	(2,300)		16,993

Gross profit	25,571	3,330		28,901

Operating Expenses:
Research and development, net	14,790	(576)	A,C	14,214
Sales and marketing	14,879	(1,862)	A,C	13,017
General and administrative	8,970	(1,209)	A,C	7,761
Acquisition costs	—	—		—
Restructuring charges	3,985	(3,985)		—

Total operating expenses	42,624	(7,632)		34,992

Loss from operations	(17,053)	10,962		(6,091)

Interest and other income (expense)	(24)	24		—
Interest expense, related party	(3,568)	3,568		—
Foreign exchange gains (losses), net	(132)	132		—

Loss before income taxes	(20,777)	14,686		(6,091)

Income taxes provision (benefit)	502	(502)		—

Net loss	$(21,279)	$15,188		$(6,091)

(A)	Stock-based compensation for the three months ended March 31, 2011 was as follows:

March 31, 2011
Cost of revenues	$76

Research and development, net	143
Sales and marketing	164
General and administrative	369

$752

(B)	Impact of purchase accounting for the three months ended March 31, 2011 was as follows:

March 31, 2011
Revenues:
Products	$159
Services	871

Total revenues	$1,030

Cost of Revenues:
Products	49

Total cost of revenues	$49

Operating Expenses:
Sales and Marketing	392

Total operating expenses	$392

(C)	Depreciation and amortization for the three months ended March 31, 2011 was as follows:

March 31, 2011
Cost of revenues	$2,175
Research and development, net	433
Sales and marketing	1,306
General and administrative	840

$4,754

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Dialogic believes that presenting non-GAAP net loss and non-GAAP net loss allocable to common stockholders is useful to investors, because it describes the operating performance of Dialogic. Dialogic management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. Dialogic considers EBITDA, as adjusted, an important measure of its ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA, as adjusted, eliminates the non-cash effect of tangible asset depreciation and amortization of intangible assets and stock-based compensation as well as certain nonrecurring expenses. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities. The non-GAAP financial information Dialogic presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

In respect of the foregoing, Dialogic provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

“EBITDA” is defined as earnings before interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA plus adjustments for nonrecurring items or other adjustments. Adjusted EBITDA includes EBITDA and also non-cash stock compensation expense, purchase price adjustments resulting from the fair value adjustments of the assets and liabilities of Veraz Networks as of October 1, 2010, acquisition related costs, restructuring expenses and foreign exchange gains (losses). Acquisition costs include investment banker fees, legal expenses, and other fees incurred in connection with the acquisition. Dialogic considers Adjusted EBITDA as a key metric in evaluating its financial performance.

Stock-based compensation: These expenses consist of expenses for employee stock options, restricted stock units and employee stock purchases under ASC 718. Dialogic excludes stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses and are also excluded by our lender in the calculation of EBITDA. As Dialogic applies ASC 718, it believes that it is useful to its investors to understand the impact of the application of ASC 718 to its operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. While stock-based compensation expense calculated in accordance with ASC 718 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by Dialogic and because such expense is not used by management to assess the core profitability of our business operations. Dialogic further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, excluding this item from various non-GAAP measures better facilitates comparisons to our competitors’ operating results.

Conference Call Information

Dialogic will offer a live webcast of the conference call, which will also include forward-looking information. For parties in the United States and Canada, call 1-800-860-2442 to access the conference call. International parties can access the call at 412-858-4600. The webcast will be accessible from the “Investor Relations” section of the Dialogic website (www.dialogic.com). The webcast will be archived for a period of 30 days. A telephonic replay of the conference call will also be available two hours after the call and will run for one month. To hear the replay, parties in the United States and Canada should call 1-877-344-7529 and enter passcode 60000#. International parties should call 1-412-317-0088 and enter passcode 60000#. In addition, Dialoic’s press release will be distributed via Business Wire and posted on the Dialogic website before the conference call begins (DLGC-IR).

About Dialogic

For over 25 years, Dialogic (NASDAQ: DLGC) and its subsidiaries have been providing communications platforms and technology to enterprise and service provider markets. Our portfolio of IP and TDM based multimedia processing and call control technologies enables developers and service providers to build and deploy innovative applications without concern for the complexities of the communications medium or network. This empowers our customers to unleash the profit from video, voice and data for advanced networks. For more information on Dialogic, visit www.dialogic.com.

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to, future revenues, adjusted gross margin, adjusted EBITDA and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Dialogic’s business is set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the SEC. This filing is available on a website maintained by the SEC http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Dialogic and I-Gate are registered trademarks and Vision, ControlSwitch and BorderNet are trademarks of Dialogic Inc. or a subsidiary. All other company and product names may be trademarks of the respective companies with which they are associated.

Investor Relations Contacts:

MBS Value Partners

Ron Vidal, 212-750-5800

ron.vidal@mbsvalue.com

Dialogic

Anthony Housefather, 514-832-3577

anthony.housefather@dialogic.com